FIFTH AMENDMENT TO SECOND
                       AMENDED AND RESTATED LOAN AGREEMENT


     THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is made and entered into this __ day of June, 1997, by and among WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association formerly known as First Interstate Bank of Texas, N.A. (the "Bank"), Fossil
Partners, L.P. (the "Borrower"), Fossil, Inc. (the "Company"), Fossil Intermediate, Inc. ("Fossil Intermediate"), Fossil Trust ("Fossil Trust"), Fossil New York, Inc. ("Fossil New York"), Fossil Stores I, Inc. ("Fossil I") and Fossil Stores II, Inc. ("Fossil II").

                                    RECITALS

     A. The Bank, the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York and Fossil I are parties to that certain Second Amended and Restated Loan Agreement, dated effective April 30, 1995, as amended by (i) that certain First Amendment to Second Amended and Restated Loan Agreement, dated effective March 27, 1996, by and among the Bank, the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York and Fossil I, (ii) that certain Second Amendment to Second Amended and Restated Loan Agreement, dated effective May 3, 1996, by and among the Bank, the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York, Fossil I and Fossil II, (iii) that certain Third Amendment to Second Amended and Restated Loan Agreement, dated effective September 11, 1996, by and among the Bank, the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York, Fossil I and Fossil II and
(iv) that certain Fourth Amendment to Second Amended and Restated Loan Agreement, dated effective April 2, 1997, by and among the Bank, the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York, Fossil I and Fossil II (as amended, the "Loan Agreement");

     B. The Bank, the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York, Fossil I and Fossil II desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   Definitions

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                    Amendment

         2.01 Amendment to Section 1. Effective as of the date hereof, Section 1 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "1. The Line of Credit. Subject to, and upon the terms, conditions, covenants and agreements contained herein, the Bank agrees to loan the Borrower, at any time, and from time to time prior to the maturity of the Borrower's promissory note executed in conjunction with this Agreement such amounts as the Borrower may request up to, but not exceeding, an aggregate principal sum at any time outstanding equal to $40,000,000.00 (the 'Total Commitment'); within such limits and during such period, the Borrower may borrow, repay, and re-borrow hereunder (the 'Line of Credit'). All loans under the Line of Credit shall be evidenced by the Borrower's Eighth Amended and Restated Master Revolving Credit Note (the 'Revolving Note'), substantially in form and substance satisfactory to the Bank, payable to the order of the Bank, and bearing interest upon the terms provided therein (but in no event to exceed the maximum non-usurious interest rate permitted by law). The principal of and interest on the Revolving Note shall be due and payable as set forth on the face of the Revolving Note. Notation by the Bank on its records shall constitute prima facie evidence of the amount and date of any payment or borrowing thereunder.

                           (a) Renewals and Extensions. All renewals, extensions, modifications and rearrangements of the Revolving Note, if any, shall be deemed to be made pursuant to this Agreement, and accordingly, shall be subject to the terms and provisions hereof, and the Borrower shall be deemed to have ratified, as of such renewal, extension, modification or rearrangement date, all of the representations, covenants and agreements herein set forth.

                           (b) Letters of Credit. Advances under the Line of Credit may also be made to fund Documentary or Stand-by
                  Letters of Credit (as hereinafter defined) that are issued under the Revolving Note and are drawn upon, provided, the Bank may, in its own discretion, advance funds under the Line of Credit to fund such Documentary or Stand-by Letters of Credit (as hereinafter defined) when the Borrower does not reimburse the Bank for such funding. All such advances shall be added to the principal amount of the Revolving Note."

         2.02 Amendment to Section 2. Effective as of the date hereof, Section 2 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "2. Documentary and Stand-by Letters of Credit. Subject to the conditions herein, the Bank shall (a) from time to time, at the request of the

         Borrower, issue documentary or stand-by letters of credit to Borrower's vendors for the acquisition of inventory for the Borrower (the 'Inventory Acquisition Letters of Credit') and (b) issue a stand-by letter of credit in an aggregate amount up to
         (Y)540,000,000.00 in favor of any Japanese domestic bank for the account of the Borrower (the 'JDB Letter of Credit')(the Inventory
         Acquisition Letters of Credit and the JDB Letter of Credit are hereinafter collectively referred to as the 'Documentary or Stand-by Letters of Credit'). The fees for issuance of all Inventory Acquisition Letters of Credit shall be in accordance with the Bank's schedule of fees for issuance of letters of credit existing as of the time of issuance. No fees shall be charged directly by Bank to Borrower in connection with the issuance of the JDB Letter of Credit. Immediately upon issuance, such Documentary and Stand-by Letters of Credit shall be considered in computing the amount of funds available to the Borrower, as provided in Section 6 herein. The Bank shall not be obligated: (x) to issue Documentary or Stand-by Letters of Credit if the issuance of same would cause the Outstanding Revolving Credit to exceed the Total Commitment; (y) to issue such Letters of Credit with an expiration date more than one hundred eighty (180) days after the maturity date of the Revolving Note; and (z) to extend the expiration date of such Letters of Credit to a date more than one hundred eighty (180) days after the maturity date of the Revolving Note."

         2.03 Amendment to Section 3. Effective as of the date hereof, Section 3 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "3. Foreign Currency Exchange Contracts. Subject to the conditions contained herein, the Bank may, in its discretion, from time to time at the request of the Borrower, issue foreign currency exchange contracts to Borrower for use by Borrower in the ordinary course of its business. Immediately upon issuance, such foreign currency exchange contracts shall be considered in computing the amount of funds available to the Borrower, as provided in Section 6 hereof. The Bank shall not be obligated: (a) to issue any such foreign currency exchange contract if the issuance of the same would cause the Outstanding Revolving Credit to exceed the Total Commitment, (b) to issue any foreign currency exchange contract with a settlement date after the maturity date of the Revolving Note, or (c) to issue any such foreign currency exchange contract if (i) the Bank's futures contract risk under such contract and all other contracts then outstanding would exceed $15,000,000.00 or (ii) the Bank's delivery risk under such contract and all other contracts then outstanding would exceed $3,000,000.00."

         2.04  Amendment  to  Section  6(a).  Effective  as of the date  hereof,
Section 6(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "(a) Revolving Note. The aggregate principal amount at any time outstanding under the Revolving Note, plus, one hundred twenty percent (120%) of the face amount of the JDB Letter of Credit (calculated by reference to the amount of United States of America dollars into which Bank determines it could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Yen at its spot rate of exchange in effect at approximately 8:00 a.m. (Dallas, Texas time) on the date of determination), plus the face amount of all outstanding Documentary and Stand-by Letters of Credit (other than the JDB Letter of Credit) issued for the account of the Borrower, plus twenty percent (20%) of the aggregate amount of all foreign currency exchange contracts issued by the Bank for the account of the Borrower (said sum being herein referred to as the 'Outstanding Revolving Credit') shall not at any time exceed the Total Commitment."

         2.05  Amendment  to  Section  6(c).  Effective  as of the date  hereof,
Section 6(c) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "(c) Total Commitment Compliance. In the event the Outstanding Revolving Credit at any time exceeds the Total Commitment then, upon notice from the Bank, the Borrower shall immediately make such payments to the Bank necessary to reduce the Outstanding Revolving Credit to an amount such that the Outstanding Revolving Credit is less than or equal to the Total Commitment."

         2.06 Amendment to Section 7. Effective as of the date hereof, Section 7 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

         "7.      [INTENTIONALLY DELETED]"

         2.07  Amendment  to Section  15(d).  Effective  as of the date  hereof,
Section 15(d) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

         "(d)     INTENTIONALLY DELETED."

         2.08  Amendment  to Section  16(a).  Effective  as of the date  hereof,
Section 16(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "(a) Debt. Create, incur, assume or suffer to exist any debt for borrowed money, whether by way of loan, or the issuance or sale of bonds, debentures, notes or securities, including deferred debt for the purchase price of assets, except (i) the loans described herein, (ii) revolving credit loans in an aggregate principal amount of up to
         (Y)540,000,000.00 from any Japanese domestic bank; provided, that the only security for such revolving credit loans shall be the JDB Letter of Credit, (iii) an additional term loan from the Bank to Borrower in an aggregate principal amount of up to $4,500,000.00 (if and when such term loan is approved by the Bank); provided, that (A) such term loan is made on terms and conditions satisfactory to the Bank in its sole discretion, and (B) Borrower executes such loan documents as the Bank deems necessary in connection with such term loan, including, without limitation, a Commercial/Real Estate Note and Deed of Trust substantially in the form of Exhibit D and Exhibit E, respectfully, attached hereto, (iv) loans from one or more Guarantors to the Borrower or another Guarantor, so long as the indebtedness in respect of such loans is unsecured and fully subordinated to the indebtedness owing to the Bank pursuant to a written subordination agreement in form and substance satisfactory to the Bank, and (v) current accounts payable and other current obligations (other than for borrowed money) arising out of transactions in the ordinary course of business."

         2.09  Amendment  to Section  17(b).  Effective  as of the date  hereof,
Section 17(b) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "(b)   Net Worth.  Maintain minimum net worth of not less than

                           (1) $72,000,000 during the period  beginning the date
                  hereof and ending  December 31, 1997; and

                           (2) beginning January 1, 1998, and during each subsequent fiscal year of the Company, the amount of the minimum net worth required under this Agreement during the immediately preceding fiscal year of the Company plus seventy percent (70%) of the Company's net income after taxes, on a consolidated basis, during such preceding fiscal year (with net income after taxes being determined in accordance with generally accepted accounting principles and no reductions being made to the minimum net worth for any fiscal year during which the Company's net income after taxes, on a consolidated basis, is a negative number)."

         2.10 Addition of New Section 17(d). Effective as of the date hereof, the Loan Agreement is hereby amended by adding a new Section 17(d) thereto, which shall read in its entirety as follows:

                  "(d) Minimum Net Income. Achieve net income of not less than $1,000,000.00 for each fiscal quarter of the Company, commencing with the fiscal quarter ending September 30, 1997 (with net income to be determined in accordance with generally accepted accounting principles)."

         2.11 Amendment to Section 26. Effective as of the date hereof, Section 26 of the Loan Agreement is hereby amended by deleting therefrom the reference to the dollar amount "$30,000,000" and substituting therefor the dollar amount "50,000,000".

                                   ARTICLE III
                              Conditions Precedent

         3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Bank:

                  (a) The Bank shall have received the following documents, each in form and substance satisfactory to the Bank and its counsel:

                                    (i)     This  Amendment,  duly  executed by
                  the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York, Fossil I and Fossil II;

                                    (ii)    A  Revolving   Note  in  the form of
                  Exhibit A  to this  Amendment,  duly executed by Borrower;

                                    (iii)  The  Letter   Agreement   (herein  so
                  called) in the form of Exhibit B to this Amendment, duly executed by The Hongkong and Shanghai Banking Corporation Limited ("HSBC Japan"); and

                                    (iv)   A   company    general    certificate
                  (hereinafter referred to as the "Company General Certificate") for the Company, certified by its Secretary or Assistant Secretary, acknowledging (A) that its Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance of this Amendment, the Revolving Note and all other Loan Documents to which it is or is to be a party, and
                  (B)  the  names  of  the  officers  authorized  to  sign  this
                  Amendment, the Revolving Note and each of the other Loan Documents to which it is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers. The Company General Certificate shall conform to the Company General Certificate which is attached hereto as Exhibit C and incorporated herein for all purposes;

                  (b) There shall have been no material adverse change in the financial condition of the Borrower or any Guarantor;

                  (c) There shall be no material adverse litigation, either pending or threatened, against the Borrower or any Guarantor that could reasonably be expected to have a material adverse effect on the Borrower or such Guarantor;

                  (d) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                  (e) No default or Event of Default  shall have occurred and be
         continuing,   unless  such   default  or  Event  of  Default  has  been
         specifically waived in writing by the Bank;

                  (f) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel; and

                  (g) The Bank shall have received from HSBC Japan all fees and other amounts required to be paid by HSBC Japan to Bank pursuant to the terms of the Letter Agreement; and

                  (h) The Bank shall have received from the Company or the Borrower, as appropriate, all other fees and expenses required to paid pursuant to the Loan Agreement.

                                   ARTICLE IV
                                    No Waiver

         4.01 Nothing contained herein shall be construed as a waiver by the Bank of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between the Borrower or the Guarantors and the Bank, and the failure of the Bank at any time or times hereafter to require strict performance by the Borrower or any Guarantor of any provision thereof shall not waive, affect or diminish any right of the Bank to thereafter demand strict compliance therewith. The Bank hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between the Borrower, the Guarantors and the Bank.

                                    ARTICLE V
                  Ratifications, Representations and Warranties

         5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 Representations and Warranties. The Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York, Fossil I and Fossil II hereby represent and warrant to the Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been duly authorized by all requisite corporate, partnership or trust proceedings, as appropriate, and will not contravene, or constitute a default under, any provision of applicable law or regulation or of the Agreement of Limited Partnership, Articles of Incorporation, By-Laws or Trust Agreement, as applicable, of the Borrower or any Guarantor, or of any mortgage, indenture, contract, agreement or other instrument, or any judgment, order or decree, binding upon the Borrower or any Guarantor; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and the other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such default or Event of Default has been specifically waived in writing by the Bank; and (d) the Borrower and the Guarantors are in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

                                   ARTICLE VI
                            Miscellaneous Provisions

         6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

         6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

         6.03 Expenses of the Bank. As provided in the Loan Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Bank's legal counsel, and all costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of the Bank's legal counsel.

         6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Borrower, the Guarantors and the Bank and their respective successors and assigns.

         6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 Effect of Waiver. No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant or condition by the Borrower or any Guarantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09     Applicable   Law.  THIS   AMENDMENT  AND ALL OTHER  AGREEMENT
EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER, THE GUARANTORS AND THE BANK.

         6.11 Release. THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "INDEBTEDNESS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE BANK. THE BORROWER AND THE GUARANTORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE THE BANK, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR
UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER OR THE GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST THE BANK, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING

FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM THE BANK TO THE BORROWER UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         6.12 Agreement for Binding Arbitration. Each party to this Amendment hereby acknowledges that it has agreed to be bound by the terms and provisions of the Bank's current Arbitration Program, which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                "BANK"

                                WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION,


                                By:_____________________________________________
                                   Jeffrey S.A. Cook, Vice President


                                "BORROWER"

                                FOSSIL PARTNERS, L.P.

                                By:      Fossil, Inc., its general partner


                                By:_____________________________________________
                                   Randy S. Kercho, Executive Vice President and Chief Financial Officer


                                "GUARANTORS"

                                FOSSIL, INC.


                                By:_____________________________________________
                                   Randy S. Kercho, Executive Vice President and Chief Financial Officer


                                FOSSIL INTERMEDIATE, INC.


                                By:_____________________________________________
                                   Kosta N. Kartsotis, President

                                FOSSIL TRUST


                                By:_____________________________________________
                                   Randy S. Kercho, Trustee


                                FOSSIL NEW YORK, INC.


                                By:_____________________________________________
                                   Kosta N. Kartsotis, Chief Executive Officer

                                FOSSIL STORES I, INC.


                                By:_____________________________________________
                                   Randy S. Kercho, Treasurer


                                FOSSIL STORES II, INC.


                                By:_____________________________________________
                                   Randy S. Kercho, Treasurer


Exhibits:

A - Form of Revolving Note
B - Form of Letter Agreement
C - Form of Company General Certificate
D - Form of Commercial/Real Estate Note
E - Form of Deed of Trust